UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 FIELD POINT ROAD, GREENWICH, CT		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K originally filed by Genesee & Wyoming Inc. (GWI) on December 1, 2010 to report the acquisition of the assets of FreightLink Pty Ltd (receivers and managers appointed) (FL), Asia Pacific Transport Pty Ltd (receivers and managers appointed) (APT) and the other APT joint venture sellers (together with FL and APT, FreightLink or Asia Pacific Transport Consortium or APTC). This Amendment No. 1 includes audited financial statements for the acquired business and related GWI unaudited pro forma financial information in accordance with the requirements of Article 11 of Regulation S-X.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Company hereby amends Item 2.01 of its current report on Form 8-K filed December 1, 2010 as follows:

The financial statements and pro forma condensed financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K/A under Item 9.01.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements filed as Exhibit 99.1 hereto are incorporated herein by reference:

Audited Combined Financial Statements of Asia Pacific Transport Consortium:

Independent Auditor’s Report

Combined Balance Sheets as of June 30, 2010 and 2009

Combined Statements of Operations for the Years Ended June 30, 2010 and 2009

Combined Statements of Cash Flows for the Years Ended June 30, 2010 and 2009

Combined Statements of Changes in Equity and Comprehensive Income for the Years Ended June 30, 2010 and 2009

Notes to Combined Financial Statements

(b)	Pro Forma Financial Information of Genesee & Wyoming Inc.

The following financial statements filed as Exhibit 99.2 hereto are incorporated herein by reference:

Pro Forma Condensed Combined Balance Sheet as of September 30, 2010

Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2010

Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits.

The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K/A.

ITEM 9.01 EXHIBITS

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers

99.1	Audited combined financial statements of Asia Pacific Transport Consortium

99.2	Unaudited pro forma financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

By:	/s/ Christopher F. Liucci
Name:	Christopher F. Liucci
Title:	Chief Accounting Officer and Global Controller

Dated: February 14, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers

99.1	Audited combined financial statements of Asia Pacific Transport Consortium

99.2	Unaudited pro forma financial statements